                                                                    Exhibit 25.3

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1
                                    --------

                            STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305(B)(2) _____

                       __________________________________

                       THE FIRST NATIONAL BANK OF CHICAGO
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

  A NATIONAL BANKING ASSOCIATION                               36-0899825
                                                            (I.R.S. EMPLOYER
                                                         IDENTIFICATION NUMBER)

ONE FIRST NATIONAL PLAZA, CHICAGO, ILLINOIS              60670-0126
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

                       THE FIRST NATIONAL BANK OF CHICAGO
                      ONE FIRST NATIONAL PLAZA, SUITE 0286
                         CHICAGO, ILLINOIS   60670-0286
            ATTN:  LYNN A. GOLDSTEIN, LAW DEPARTMENT (312) 732-6919
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                       __________________________________

                            MCKESSON FINANCING TRUST
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)


     DELAWARE                                                  52-6841546
 (STATE OR OTHER JURISDICTION OF                             (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)

     MCKESSON PLAZA
     ONE POST STREET
     SAN FRANCISCO, CALIFORNIA                                      94104
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


            GUARANTEE OF 5% TRUST CONVERTIBLE PREFERRED SECURITIES
                           MCKESSON FINANCING TRUST
                        (TITLE OF INDENTURE SECURITIES)

ITEM 1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING
          --------------------
               INFORMATION AS TO THE TRUSTEE:

               (A) NAME AND ADDRESS OF EACH EXAMINING OR
               SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

               Comptroller of Currency, Washington, D.C.,
               Federal Deposit Insurance Corporation,
               Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

               (B) WHETHER IT IS AUTHORIZED TO EXERCISE
               CORPORATE TRUST POWERS.

               The trustee is authorized to exercise corporate trust powers.

ITEM 2.   AFFILIATIONS WITH THE OBLIGOR.  IF THE OBLIGOR
          ------------------------------
               IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH
               SUCH AFFILIATION.

               No such affiliation exists with the trustee.


ITEM 16.       LIST OF EXHIBITS.   LIST BELOW ALL EXHIBITS FILED AS A
               -----------------
               PART OF THIS STATEMENT OF ELIGIBILITY.

               1. A copy of the articles of association of the trustee now in effect.*

               2. A copy of the certificates of authority of the trustee to commence business.*

               3. A copy of the authorization of the trustee to exercise corporate trust powers.*

               4.  A copy of the existing by-laws of the trustee.*

               5.  Not Applicable.

               6.  The consent of the trustee required by
                   Section 321(b) of the Act.

          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

          8.  Not Applicable.

          9.  Not Applicable.

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 18th day of June
     1997.


                    THE FIRST NATIONAL BANK OF CHICAGO,
                    TRUSTEE

                    BY   /S/ RICHARD D. MANELLA

                         RICHARD D. MANELLA
                         VICE PRESIDENT



* EXHIBITS 1, 2, 3 AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF THE FIRST NATIONAL BANK OF CHICAGO, FILED AS EXHIBIT 25.1 TO THE REGISTRATION STATEMENT ON FORM S-3 OF SUNAMERICA INC. FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 1996 (REGISTRATION NO. 333-14201).

                                   EXHIBIT 6



                      THE CONSENT OF THE TRUSTEE REQUIRED
                         BY SECTION 321(b) OF THE ACT


                                 June 18, 1997



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In connection with the qualification of an indenture between McKesson Corporation and The First National Bank of Chicago, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                         Very truly yours,

                         THE FIRST NATIONAL BANK OF CHICAGO

                         BY:  /S/ RICHARD D. MANELLA

                              RICHARD D. MANELLA
                              VICE PRESIDENT

                                   EXHIBIT 7


Legal Title of Bank:    The First National Bank of Chicago  Call Date: 09/30/96
Address:                One First National Plaza, Ste 0460  ST-BK: 17-1630 FFI
City, State  Zip:       Chicago, IL  60670                      EC 031
FDIC Certificate No.:   0/3/6/1/8                              Page RC-1
                        ---------

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                             DOLLAR AMOUNTS IN                            C400       LESS THAN-
                                                                                                       ------------  -----------
                                                                THOUSANDS                 RCFD         BIL MIL THOU
                                                             -----------------            ----         ------------
ASSETS
1.   Cash and balances due from depository institutions
     (from Schedule RC-A):
     a. Noninterest-bearing balances and currency
     and coin(1).......................................                                   0081         4,041,784         1.a.
     b. Interest-bearing balances(2)...................                                   0071         5,184,890         1.b.
2.   Securities
     a. Held-to-maturity securities(from Schedule
     RC-B, column A)...................................                                   1754                 0         2.a.
     b. Available-for-sale securities (from
     Schedule RC-B, column D)..........................                                   1773         3,173,481         2.b.
3.   Federal funds sold and securities purchased under
     agreements to resell in domestic offices of the
     bank and its Edge and Agreement subsidiaries,
     and in IBFs:
     a. Federal Funds sold.............................                                   0276         3,505,874         3.a.
     b. Securities purchased under agreements to
     resell............................................                                   0277           145,625         3.b.
4.   Loans and lease financing receivables:
     a. Loans and leases, net of unearned
     income (from Schedule RC-C).......................   RCFD 2122 22,835,958                                           4.a.
     b. LESS: Allowance for loan and lease
     losses............................................   RCFD 3123    418,851                                           4.b.
     c. LESS: Allocated transfer risk reserve..........   RCFD 3128          0                                           4.c.
     d. Loans and leases, net of unearned
     income, allowance, and reserve
     (item 4.a minus 4.b and 4.c)......................                                   2125        22,417,107         4.d.
5.   Assets held in trading accounts...................                                   3545         8,121,948         5.
6.   Premises and fixed assets (including
     capitalized leases)...............................                                   2145           707,971         6.
7.   Other real estate owned (from Schedule RC-M)......                                   2150             9,184         7.
8.   Investments in unconsolidated subsidiaries and
     associated companies (from Schedule RC-M).........                                   2130            53,803         8.
9.   Customers' liability to this bank on acceptances
     outstanding.......................................                                   2155           626,690         9.
10.  Intangible assets (from Schedule RC-M)............                                   2143           310,246        10.
11.  Other assets (from Schedule RC-F).................                                   2160         1,658,123        11.
12.  Total assets (sum of items 1 through 11)..........                                   2170        49,956,726        12.

__________________


(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

Legal Title of Bank:             The First National Bank of Chicago      Call Date:  09/30/96 ST-BK:           17-1630 FFIEC 031
Address:                         One First National Plaza, Ste 0460                                            Page RC-2
City, State  Zip:                Chicago, IL  60670
FDIC Certificate No.:            0/3/6/1/8
                                 ---------

SCHEDULE RC-CONTINUED

                                               DOLLAR AMOUNTS IN
                                                   Thousands                                   BIL MIL THOU
                                               -----------------                               ------------
LIABILITIES
13.  Deposits:
     a. In domestic offices (sum of
        totals of columns A and C
        from Schedule RC-E, part 1)............                         RCON 2200                 22,369,341     13.a.
        (1) Noninterest-bearing(1)............. RCON 6631  9,726,987                                             13.a.(1)
        (2) Interest-bearing................... RCON 6636 12,642,354                                             13.a.(2)
     b. In foreign offices, Edge and
        Agreement subsidiaries, and
        IBFs (from Schedule RC-E, part II).....                         RCFN 2200                 10,026,286     13.b.
        (1) Noninterest bearing................ RCFN 6631    336,746                                             13.b.(1)
        (2) Interest-bearing................... RCFN 6636  9,689,540                                             13.b.(2)
14.  Federal funds purchased and
     securities sold under agreements
     to repurchase in domestic offices
     of the bank and of its Edge and
     Agreement subsidiaries, and
     in IBFs:
     a. Federal funds purchased................                         RCFD 0278                    884,553     14.a.
     b. Securities sold under..................                         RCFD 0279                    717,211     14.b.
     agreements to repurchase
15.  a. Demand notes issued to the
     U.S. Treasury.............................                         RCON 2840                     14,120     15.a.
     b. Trading Liabilities....................                         RCFD 3548                  5,409,585     15b.
16.  Other borrowed money:
     a. With original maturity of one
     year or less..............................                         RCFD 2332                  3,414,577     16.a.
     b. With original maturity of more
     than one year.............................                         RCFD 2333                     46,685     16b.
17.  Mortgage indebtedness and
     obligations under capitalized
     leases....................................                         RCFD 2910                    285,671     17.
18.  Bank's liability on acceptance
     executed and outstanding..................                         RCFD 2920                    626,690     18.
19.  Subordinated notes and debentures.........                         RCFD 3200                  1,250,000     19.
20.  Other liabilities (from Schedule
     RC-G).....................................                         RCFD 2930                  1,005,205     20.
21.  Total liabilities (sum of items
     13 through 20)............................                         RCFD 2948                 46,049,924     21.
22.  Limited-Life preferred stock and
     related surplus...........................                         RCFD 3282                          0     22.
EQUITY CAPITAL
23.  Perpetual preferred stock and
     related surplus...........................                         RCFD 3838                          0     23.
24.  Common stock..............................                         RCFD 3230                    200,858     24.
25.  Surplus (exclude all surplus
     related to preferred stock)...............                         RCFD 3839                  2,925,894     25.
26.  a. Undivided profits and capital reserves.                         RCFD 3632                    770,670     26.a.
     b. Net unrealized holding gains
     (losses) on available-for-sale
     securities................................                         RCFD 8434                     10,194     26.b.
27.  Cumulative foreign currency
     translation adjustments...................                         RCFD 3284                       (814)    27.
28.  Total equity capital (sum of
     items 23 through 27)......................                         RCFD 3210                  3,906,802     28.
29.  Total liabilities, limited-life
     preferred stock, and equity
     capital (sum of items 21, 22, and
     28).......................................                         RCFD 3300                 49,956,726     29.

Memorandum
To be reported only with the March Report of Condition.
1. Indicate in the box at the right the number of the statement below that best describes the  most
   comprehensive level of auditing work performed for the bank by independent
   external                                                                                    Number
                                                                                             ----------------
   auditors as of any date during 1995  . . . . . . . . . . . . . . . . ....RCFD 6724......  N/A                 M.1.
                                                                                             ----------------

1 =   Independent audit of the bank conducted in                    4. =  Directors' examination of the bank performed
      accordance with generally accepted auditing standards by            by other external auditors (may be required by state
      a certified public accounting firm which submits a report           chartering authority)
      on the bank                                                   5 =   Review of the bank's financial statements by
2 =   Independent audit of the bank's parent holding                      external auditors
      company conducted in accordance with generally                6 =   Compilation of the bank's financial
      accepted auditing standards by a certified public                   statements by external auditors
      accounting  firm which submits a report on the                7 =   Other audit procedures (excluding tax
      consolidated holding  company auditors                              preparation work)
      (but not on the bank separately)                              8 =   No external audit work
3 =   Directors' examination of the bank conducted in
      accordance with generally accepted auditing
      standards by a certified public accounting
      firm (may be required by state chartering authority)

_______________________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.